Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF VIRGINA

In re: Pier 1 Imports, Inc., et al.		MOR
	Case No. (Jointly Administered) Reporting Period:	20-30805 5/1/20 - 5/31/20

MONTHLY OPERATING REPORT TABLE OF CONTENTS

REQUIRED DOCUMENTS	Form No.
Notes to Monthly Operating Report	Notes
Schedule of Cash Receipts and Disbursements	MOR-1
Bank Account Information	MOR-2
Schedule of Payments to Insiders	MOR-3
Schedule of Payments to Professionals	MOR-4
Postpetition Status of Secured Notes, Leases Payable, and Adequate Protection Payments	MOR-5
Accounts Receivable and Accounts Payable Aging	MOR-6
Status Postposition Taxes	MOR-7
Debtor Questionnaire (including Insurance Supplement)	MOR-8
Statement of Operations	Appendix A
Balance Sheet	Appendix B

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Robert J. Riesbeck	June 30, 2020
Signature of Authorized Individual*	Date

Robert J. Riesbeck
Printed Name of Authorized Individual

CEO and CFO of the Debtors
Title

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Pier 1 Imports, Inc., et al.		MOR Notes
	Case No. (Jointly Administered) Reporting Period:	20-30805 5/1/20 - 5/31/20

Notes to the Monthly Operating Report

GENERAL:

The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number	Debtor	Case Number
PIER 1 IMPORTS, INC.	20-30805	PIER 1 SERVICES COMPANY	20-30810
PIER 1 ASSETS, INC.	20-30806	PIR TRADING, INC.	20-30811
PIER 1 HOLDINGS, INC.	20-30807	PIER 1 VALUE SERVICES, LLC	20-30804
PIER 1 IMPORTS (U.S.), INC.	20-30808
PIER 1 LICENSING, INC.	20-30809

Notes to the MOR:

As a result of the COVID-19 global pandemic, and as described in a motion filed by the Debtors [Docket No. 438] (the “Limited Operation Period Motion”), the Debtors ceased their store operations and furloughed the vast majority of their employees. These actions were authorized by the Bankruptcy Court pursuant to an order approving the Limited Operation Period Motion [Docket No. 493]. As a consequence of these actions, while the Debtors have taken reasonable efforts to provide complete and accurate information on this monthly operating report, the information presented herein may have incomplete or missing information as the Debtors are still working to catch up to their normal monthly accounting practics. The Debtors reserve their right to amend all parts of this report as they determine to be appropriate as soon as reasonably practicable.

The Debtors are filing their consolidated Monthly Operating Report (MOR) solely for the purposes of complying with the monthly operating report requirements applicable in the Debtors’ chapter 11 cases. The financial and supplemental information contained herein is presented on preliminary and unaudited basis, remains subject to future adjustments and may not comply in all material respects with generally accepted accounting principles in United States of America (“U.S. GAAP”). This MOR should not be relied on by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors or their affiliates. Financial information presented in this MOR reflects results on a consolidated basis for the debtors.

The financial information has been derived from the books and records of the debtors. This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, which could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all adjustments that would typically be made for financial statements prepared in accordance with U.S. GAAP, including but not limited to adjustments for income tax provisions and related deferred tax asset and liability accounts, and certain other asset and liability accounts

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations and financial positions of the Debtor in the future.

The Debtors reserve all rights to amend or supplement this MOR in all respects, as may be necessary or appropriate. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respects to their Chapter 11 cases.

In re: Pier 1 Imports, Inc., et al.		MOR-1
	Case No. (Jointly Administered) Reporting Period:	20-30805 5/1/20 - 5/31/20

Schedule of Cash Receipts and Disbursements

Debtor	Case Number	Cash Receipts	Cash Disbursements
PIER 1 IMPORTS, INC.	20-30805	$0	$(51,104)
PIER 1 ASSETS, INC.	20-30806	—	—
PIER 1 HOLDINGS, INC.	20-30807	—	—
PIER 1 IMPORTS (U.S.), INC.	20-30808	97,794,972	(87,786,872)	[1]
PIER 1 LICENSING, INC.	20-30809	—	—
PIER 1 SERVICES COMPANY	20-30810	134,356	(6,120,267)
PIR TRADING, INC.	20-30811	232,661	—
PIER 1 VALUE SERVICES, LLC	20-30804	1	—
Total Cash Receipts and Cash Disbursements		$98,161,991	$(93,958,153)

Notes to MOR 1:

(1)	Valuation of receipts and disbursements for the Debtor's Canadian bank accounts based on exchange rates as of 5/30/2020.

In re: Pier 1 Imports, Inc., et al.		MOR-2
	Case No. (Jointly Administered) Reporting Period:	20-30805 5/1/20 - 5/31/20

Bank Account Information

Legal Entity	Bank	Account type	Last 4 Digits of Account Number	Book Balance[1]
Pier 1 Imports (U.S.), Inc.	BancFirst	Store Account	2,894	$1,406
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Master Account	887	$170,403
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	4,655	$0
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	284	$0
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	7,356	$0
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	9,366	$0
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	3,080	$0
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	323	$0
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	9,227	$0
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	528	$0
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	8,456	$0
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	3,284	$0
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	5,458	$0
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	9,227	$0
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	1,884	$0
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	3,420	$0
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	3,462	$0
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	5,102	$0
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	6,367	$0
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	1,967	$0
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	810	$0
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	3,792	$0
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	3,828	$0
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	959	$0
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	3,457	$0
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	7,123	$0
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	8,939	$0
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	5,830	$0
Pier 1 Imports (U.S.), Inc.	Bank of Hawaii	Store Account	2,388	$0
Pier 1 Imports (U.S.), Inc.	Camden National Bank	Store Account	4,103	$1,083
Pier 1 Imports (U.S.), Inc.	Capital One (US)	Master Account	9,999	$30,684
Pier 1 Imports (U.S.), Inc.	Capital One (US)	Store Account	120	$0
Pier 1 Imports (U.S.), Inc.	Capital One (US)	Store Account	375	$0
Pier 1 Imports (U.S.), Inc.	Capital One (US)	Store Account	456	$0
Pier 1 Imports (U.S.), Inc.	Capital One (US)	Store Account	1,274	$0
Pier 1 Imports (U.S.), Inc.	Capital One (US)	Store Account	1,391	$0
Pier 1 Imports (U.S.), Inc.	Capital One (US)	Store Account	1,427	$0
Pier 1 Imports (U.S.), Inc.	Capital One (US)	Store Account	1,466	$0
Pier 1 Imports (U.S.), Inc.	Capital One (US)	Store Account	1,521	$0
Pier 1 Imports (U.S.), Inc.	Capital One (US)	Store Account	1,638	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Master Account	9,020	$388,535
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7,352	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	50	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9,956	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	2,760	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7,253	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7,505	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1,355	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7,337	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1,320	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	2,406	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	2,778	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1,304	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	2,836	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3,031	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6,297	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3,016	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7,375	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8,340	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1,910	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1,902	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9,783	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8,357	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	2,169	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8,365	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3,962	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	875	$0

In re: Pier 1 Imports, Inc., et al.		MOR-2
	Case No. (Jointly Administered) Reporting Period:	20-30805 5/1/20 - 5/31/20

Bank Account Information

Legal Entity	Bank	Account type	Last 4 Digits of Account Number	Book Balance[1]
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	906	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	5,967	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7,813	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6,271	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7,391	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	826	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1,878	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	370	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3,956	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	5,983	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3,380	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	512	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	4,901	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	347	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8,870	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	83	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	361	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8,282	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8,367	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3,537	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9,039	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6,007	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	753	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6,658	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8,888	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8,484	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3,312	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6,419	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9,783	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8,381	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8,399	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	595	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6,359	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	603	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9,750	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6,595	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1,886	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8,423	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6,820	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8,528	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9,667	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6,580	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6,181	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	758	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	629	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	2,058	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1,852	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7,363	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	859	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9,761	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	733	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8,449	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1,852	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8,456	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3,345	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7,107	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6,031	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	176	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	2,802	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	652	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7,310	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8,563	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1,837	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9,893	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3,562	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1,928	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3,144	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8,613	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	4,965	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7,680	$0

In re: Pier 1 Imports, Inc., et al.		MOR-2
	Case No. (Jointly Administered) Reporting Period:	20-30805 5/1/20 - 5/31/20

Bank Account Information

Legal Entity	Bank	Account type	Last 4 Digits of Account Number	Book Balance[1]
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9,999	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	2,185	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	2,177	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	686	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6,226	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	790	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3,334	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9,175	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	702	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1,936	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8,339	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7,360	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8,598	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3,550	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6,515	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7,578	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1,008	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	5,533	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	2,235	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	2,554	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9,508	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	5,343	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6,122	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	2,909	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7,821	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9,840	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	5,096	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8,408	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9,739	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3,977	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8,855	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6,039	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8,416	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7,628	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7,602	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	5,900	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1,808	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	5,702	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	5,728	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8,277	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1,758	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	5,163	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3,852	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1,511	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3,435	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8,195	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9,163	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	2,472	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1,025	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9,642	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	637	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8,362	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7,517	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9,934	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1,969	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9,638	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8,504	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6,520	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1,278	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1,146	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1,153	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	766	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6,583	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6,283	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	5,528	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3,906	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7,586	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	379	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8,589	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6,238	$0

In re: Pier 1 Imports, Inc., et al.		MOR-2
	Case No. (Jointly Administered) Reporting Period:	20-30805 5/1/20 - 5/31/20

Bank Account Information

Legal Entity	Bank	Account type	Last 4 Digits of Account Number	Book Balance[1]
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6,215	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7,338	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9,893	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1,655	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	2,250	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	5,733	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	5,397	$0
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1,891	$0
Pier 1 Imports (U.S.), Inc.	Citizens Bank	Store Account	2,534	$10,913
Pier 1 Imports (U.S.), Inc.	Citizens Bank	Store Account	4,835	$4,447
Pier 1 Imports (U.S.), Inc.	Citizens Bank	Store Account	5,238	$1,913
Pier 1 Imports (U.S.), Inc.	Citizens Bank	Store Account	4,878	$6,450
Pier 1 Imports (U.S.), Inc.	Citizens Bank	Store Account	2,802	$6,476
Pier 1 Imports (U.S.), Inc.	Citizens Bank	Store Account	4,983	$7,901
Pier 1 Imports (U.S.), Inc.	Citizens Bank	Store Account	5,319	$2,638
Pier 1 Imports (U.S.), Inc.	Citizens Bank	Store Account	3,593	$3,966
Pier 1 Imports (U.S.), Inc.	Citizens Bank	Store Account	4,916	$5,655
Pier 1 Imports (U.S.), Inc.	Citizens Bank	Store Account	3,584	$7,089
Pier 1 Imports (U.S.), Inc.	Comerica Bank (MI)	Store Account	3,799	$4,559
Pier 1 Imports (U.S.), Inc.	Commerce Bank	Store Account	6,707	$1,491
Pier 1 Imports (U.S.), Inc.	Commerce Bank	Store Account	594	$4,291
Pier 1 Imports (U.S.), Inc.	Commerce Bank	Store Account	2,837	$1,520
Pier 1 Imports (U.S.), Inc.	Commerce Bank	Store Account	7,575	$7,866
Pier 1 Imports (U.S.), Inc.	Commerce Bank	Store Account	6,705	$2,951
Pier 1 Imports (U.S.), Inc.	Compass Bank	Store Account	8,681	$20,507
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Master Account	7,353	$10,179
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	7,480	$0
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	7,616	$0
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	4,355	$0
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	3,691	$0
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	667	$0
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	2,821	$0
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	7,148	$0
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	3,699	$0
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	3,798	$0
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	5,923	$0
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	3,681	$0
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	8,414	$0
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	3,107	$0
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	2,169	$0
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	4,913	$0
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	3,780	$0
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	3,806	$0
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	2,397	$0
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	8,204	$0
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	7,938	$0
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	3,301	$0
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	3,657	$0
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	4,127	$0
Pier 1 Imports (U.S.), Inc.	First Hawaiian Bank (HI)	Store Account	3,343	$0
Pier 1 Imports (U.S.), Inc.	First National Bank (PA)	Store Account	8,547	$405
Pier 1 Imports (U.S.), Inc.	First National Bank of Burleson	Store Account	1,208	$3,199
Pier 1 Imports (U.S.), Inc.	Flagstar Bank	Store Account	7,199	$6,325
Pier 1 Imports (U.S.), Inc.	HSBC Bank USA (NY)	Store Account	1,120	$1,281
Pier 1 Imports (U.S.), Inc.	HSBC Bank Canada	Master Account	5,002	$30,236
Pier 1 Imports (U.S.), Inc.	HSBC Bank Canada (CN)	Store Account	5,029	$0
Pier 1 Imports (U.S.), Inc.	HSBC Bank Canada (CN) / BOM	Store Account	5,001	$0
Pier 1 Imports (U.S.), Inc.	Huntington Bank	Store Account	7,847	$234
Pier 1 Imports (U.S.), Inc.	Huntington Bank	Store Account	1,959	$18,196
Pier 1 Imports (U.S.), Inc.	Huntington Bank	Store Account	1,173	$4,952
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Master Account	3,853	$22,264
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	6,994	$0
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	6,846	$0
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	6,887	$0
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	9,758	$0

In re: Pier 1 Imports, Inc., et al.		MOR-2
	Case No. (Jointly Administered) Reporting Period:	20-30805 5/1/20 - 5/31/20

Bank Account Information

Legal Entity	Bank	Account type	Last 4 Digits of Account Number	Book Balance[1]
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	6,960	$0
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	6,978	$0
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	6,986	$0
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	8,319	$0
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	6,049	$0
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	7,780	$0
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	4,317	$0
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	838	$0
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	7,417	$0
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	5,241	$0
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	3,398	$0
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	5,073	$0
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	3,920	$0
Pier 1 Imports (U.S.), Inc.	KeyBank (US) (f/k/a First Niagara Bank)	Master Account	4,989	$3,799
Pier 1 Imports (U.S.), Inc.	KeyBank (US) (f/k/a First Niagara Bank)	Store Account	3,459	$0
Pier 1 Imports (U.S.), Inc.	KeyBank (US) (f/k/a First Niagara Bank)	Store Account	3,467	$0
Pier 1 Imports (U.S.), Inc.	KeyBank (US) (f/k/a First Niagara Bank)	Store Account	4,971	$0
Pier 1 Imports (U.S.), Inc.	KeyBank (US) (f/k/a First Niagara Bank)	Store Account	4,955	$0
Pier 1 Imports (U.S.), Inc.	KeyBank (US) (f/k/a First Niagara Bank)	Store Account	46	$0
Pier 1 Imports (U.S.), Inc.	KeyBank (US) (f/k/a First Niagara Bank)	Store Account	4,948	$0
Pier 1 Imports (U.S.), Inc.	KeyBank (US) (f/k/a First Niagara Bank)	Store Account	3,434	$0
Pier 1 Imports (U.S.), Inc.	KeyBank (US) (f/k/a First Niagara Bank)	Store Account	4,963	$0
Pier 1 Imports (U.S.), Inc.	KeyBank (US) (f/k/a First Niagara Bank)	Store Account	2,857	$0
Pier 1 Imports (U.S.), Inc.	KeyBank (US) (f/k/a First Niagara Bank)	Store Account	466	$0
Pier 1 Imports (U.S.), Inc.	KeyBank (US) (f/k/a First Niagara Bank)	Store Account	4,922	$0
Pier 1 Imports (U.S.), Inc.	KeyBank (US) (f/k/a First Niagara Bank)	Store Account	515	$0
Pier 1 Imports (U.S.), Inc.	KeyBank (US) (f/k/a First Niagara Bank)	Store Account	3,442	$0
Pier 1 Imports (U.S.), Inc.	KeyBank (US) (f/k/a First Niagara Bank)	Store Account	53	$0
Pier 1 Imports (U.S.), Inc.	M&T Bank (US)	Store Account	478	$3,693
Pier 1 Imports (U.S.), Inc.	Middlesex Savings Bank	Store Account	1,696	$3,142
Pier 1 Imports (U.S.), Inc.	PNC Bank (US)	Store Account	3,177	$326,443
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Master Account	158	$58,551
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	4,271	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	1,077	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	868	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	4,940	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	1,093	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	2,832	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	1,107	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	4,336	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	1,115	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	5,421	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	8,711	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	8,479	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	8,487	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	2,875	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	2,901	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	51	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	1,546	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	2,840	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	2,891	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	9,932	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	7,792	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	2,883	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	8,509	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	2,859	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	1,131	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	1,158	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	4,464	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	3,707	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	9,924	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	8,437	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	1,174	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	3,355	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	8,340	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	8,614	$0
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	4,340	$0

In re: Pier 1 Imports, Inc., et al.		MOR-2
	Case No. (Jointly Administered) Reporting Period:	20-30805 5/1/20 - 5/31/20

Bank Account Information

Legal Entity	Bank	Account type	Last 4 Digits of Account Number	Book Balance[1]
Pier 1 Imports (U.S.), Inc.	Royal Bank of Canada	Store Account	2,639	$0
Pier 1 Imports (U.S.), Inc.	Santander	Store Account	4,940	$4,900
Pier 1 Imports (U.S.), Inc.	Scotia Bank (CN)	Store Account	5,514	$20,825
Pier 1 Imports (U.S.), Inc.	Summit Community Bank	Store Account	3,590	$3,457
Pier 1 Imports (U.S.), Inc.	SunTrust Bank (US)	Store Account	9,112	$32,946
Pier 1 Imports (U.S.), Inc.	TD Bank Canada	Store Account	4,626	$13,928
Pier 1 Imports (U.S.), Inc.	TD Bank north (TD Bank)	Store Account	4,972	$17,843
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Master Account	8,338	$29,824
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	9,300	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3,166	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3,182	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	8,949	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3,208	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	241	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	9,383	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	1,126	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	8,944	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3,224	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	1,061	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	4,936	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3,232	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	1,241	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	2,776	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	4,003	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	9,987	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	707	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	8,022	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	9,342	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	1,308	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3,257	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	274	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	1,948	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3,273	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	1,498	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	8,956	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3,299	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	1,997	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3,307	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3,315	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	258	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3,331	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	8,415	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	8,881	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3,349	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	7,500	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	940	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	2,915	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	5,521	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	5,760	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3,372	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	2,348	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3,380	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	5,522	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3,422	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3,430	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3,448	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	6,299	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	8,345	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	8,990	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	9,698	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	9,797	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3,709	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	7,569	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	1,352	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	7,077	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	1,485	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	1,477	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	5,156	$0

In re: Pier 1 Imports, Inc., et al.		MOR-2
	Case No. (Jointly Administered) Reporting Period:	20-30805 5/1/20 - 5/31/20

Bank Account Information

Legal Entity	Bank	Account type	Last 4 Digits of Account Number	Book Balance[1]
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	8899	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3168	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	9771	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	9995	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	9721	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	2511	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	1852	$0
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	6949	$0
Pier 1 Imports (U.S.), Inc.	United National Bank of Parkersburg	Store Account	3780	$2,916
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Master Account	2636	$568,888
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2166	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9742	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6665	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8535	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9265	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5829	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6673	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	94	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2317	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5277	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5634	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6699	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8845	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5285	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	52	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5293	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2309	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6707	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6715	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2454	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8738	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2280	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2349	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	25	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	86	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	44	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9432	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6723	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4823	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3619	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2234	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2398	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2109	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9815	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5702	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2406	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9220	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2117	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9857	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2125	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8852	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4856	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4460	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5242	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5717	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6756	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8753	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9938	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1162	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8761	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5236	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3046	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5244	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4789	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5803	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9730	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6772	$0

In re: Pier 1 Imports, Inc., et al.		MOR-2
	Case No. (Jointly Administered) Reporting Period:	20-30805 5/1/20 - 5/31/20

Bank Account Information

Legal Entity	Bank	Account type	Last 4 Digits of Account Number	Book Balance[1]
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9946	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7872	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6780	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8710	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2518	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6798	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	109	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9845	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1437	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9954	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6814	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5351	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9962	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6822	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9970	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8801	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9273	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5746	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8744	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6830	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3398	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5665	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4762	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3836	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8751	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5837	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8787	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	33	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6855	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8769	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8777	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4973	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2242	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8785	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8803	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5811	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3156	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1427	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	998	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6871	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6889	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6897	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1370	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2570	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3949	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6905	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6475	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	572	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8445	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7987	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9263	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6913	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	10	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9881	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	465	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6939	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6947	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8514	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7602	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6242	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9251	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4779	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5846	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3503	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6954	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1170	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6798	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6962	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6970	$0

In re: Pier 1 Imports, Inc., et al.		MOR-2
	Case No. (Jointly Administered) Reporting Period:	20-30805 5/1/20 - 5/31/20

Bank Account Information

Legal Entity	Bank	Account type	Last 4 Digits of Account Number	Book Balance[1]
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	122	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	878	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9240	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5753	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6988	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8620	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6996	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	984	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	616	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7010	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1693	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1595	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7028	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1551	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2420	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6671	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1004	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6663	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8472	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8607	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2244	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2130	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5679	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4366	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4099	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7036	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8526	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8599	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8581	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3633	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9837	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6070	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6959	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4849	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8860	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4039	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8573	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7044	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2148	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8837	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5413	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7051	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7069	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4787	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8557	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7077	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5702	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1384	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3200	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1567	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1603	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7093	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9926	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3926	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	741	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2285	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6463	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7101	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5986	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4548	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9652	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7848	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5761	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7409	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5948	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5795	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5710	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5149	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7573	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1203	$0

In re: Pier 1 Imports, Inc., et al.		MOR-2
	Case No. (Jointly Administered) Reporting Period:	20-30805 5/1/20 - 5/31/20

Bank Account Information

Legal Entity	Bank	Account type	Last 4 Digits of Account Number	Book Balance[1]
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6356	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2291	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2354	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7741	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3317	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9052	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5395	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7143	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7899	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5184	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8807	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8878	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	295	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1130	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5043	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5787	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	987	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	908	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4927	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7514	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7150	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5533	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5591	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2372	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2549	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7168	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5558	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3622	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	77	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3614	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4795	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7200	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9736	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2209	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1046	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7226	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5642	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7234	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3627	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6372	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7594	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6832	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1392	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8229	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6824	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1873	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8237	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2455	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8030	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4831	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5725	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4484	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7864	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2425	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4476	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	923	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9135	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	766	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2283	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9196	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5377	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5291	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8565	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5609	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3969	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5719	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3977	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3931	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	956	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	980	$0

In re: Pier 1 Imports, Inc., et al.		MOR-2
	Case No. (Jointly Administered) Reporting Period:	20-30805 5/1/20 - 5/31/20

Bank Account Information

Legal Entity	Bank	Account type	Last 4 Digits of Account Number	Book Balance[1]
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3630	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7264	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8143	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7004	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5598	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3619	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4051	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7127	$0
Pier 1 Imports (U.S.), Inc.	Wesbanco Bank	Store Account	5661	$4,513
Pier 1 Imports (U.S.), Inc.	Wells Fargo	Receipt Concentration Account	6030	$4,064,083
Pier 1 Imports (U.S.), Inc.	Wells Fargo	Main Concentration Account	820	$2,794,706
Pier 1 Imports (U.S.), Inc.	Wells Fargo	Store Concentration Account	5015	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo	Deposit Account	4606	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo	Disbursement Account	5559	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo	Disbursement Account	8395	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo	Inactive Account	1	$0
Pier 1 Imports (U.S.), Inc.	Wells Fargo	Investment Account	6337	$68,366
Pier 1 Imports (U.S.), Inc.	Bank of America	Disbursement Account	2471	$25,073
Pier 1 Imports (U.S.), Inc.	Bank of America	Disbursement Account	7502	$71,579
Pier 1 Imports (U.S.), Inc.	Bank of America	Inactive Account	7925	$0
Pier 1 Imports (U.S.), Inc.	Bank of America	Inactive Account	905	$0
Pier 1 Imports (U.S.), Inc.	Bank of America	Inactive Account	4708	$0
Pier 1 Imports (U.S.), Inc.	Bank of America	Investment Account	5A11	$3,375
Pier 1 Imports (U.S.), Inc.	Bank of America, London	Operating Account	9017	$3,224
Pier 1 Imports (U.S.), Inc.	RBC	Canadian Concentration	2621	$50,156
Pier 1 Imports (U.S.), Inc.	RBC	Canadian Disbursement	2647	$0
Pier 1 Imports (U.S.), Inc.	RBC	Canadian Disbursement	4679	$6,274
Pier 1 Imports (U.S.), Inc.	RBC	Canadian Operating Account	4638	$0
Pier 1 Imports (U.S.), Inc.	RBC	Investment Account	2440	$66,565
Pier 1 Imports (U.S.), Inc.	Bank of Montreal	Letter of Credit Account	6982	$23,325
Pier 1 Imports (U.S.), Inc.	Chase	Operating Account	9428	$19,701
Pier 1 Imports (U.S.), Inc.	Chase	Earnings Credit Rate Account	7301	$950
Pier 1 Imports, Inc.	Wells Fargo	Disbursement Account	6105	$9,203
Pier 1 Imports, Inc.	Wells Fargo	Investment Account	6418	$5,196
Pier 1 Services Co.	Wells Fargo	Disbursement Account	6089	$30,641
Pier 1 Services Co.	Wells Fargo	Disbursement Account	5772	$0
Pier 1 Services Co.	Wells Fargo	Investment Account	6416	$8,016
Pier 1 Services Co.	Bank of America	Disbursement Account	2484	$157,037
Pier 1 Services Co.	Bank of America	Disbursement Account	7510	$84,747
Pier 1 Value Services, LLC	HSBC	Business Savings Account	5895	$6,532
Pier 1 Value Services, LLC	Wells Fargo	Disbursement Account	6113	$547
Pier 1 Value Services, LLC	Wells Fargo	Investment Account	6419	$3,488
Pier Licensing, Inc.	Wells Fargo	Licensing Account	3289	$50
PIR Trading, Inc.	Wells Fargo	Investment Account	3636	$4,155
PIR Trading, Inc.	Wells Fargo	Deposit Account	2083	$287,466
				$9,680,139

Notes to MOR 2:

[1]	Account balances are listed is as of May 30, 2020. This is the date of the fiscal month-ended May 2020.

In re: Pier 1 Imports, Inc., et al.		MOR-3
	Case No. (Jointly Administered) Reporting Period:	20-30805 5/1/20 - 5/31/20

Schedule of Payments to Insiders

Professional	Role / Capacity	Amount Paid	Cumulative Payments Since Filing
HALEY MARK R	EVP Store Sales And Operations	$17,671	$89,245
SAVAGE WILLIAM	EVP And Chief Global Supply Chain Officer	19,727	99,889
COLACO DONNA	President	31,382	148,465
RIESBECK ROBERT JAMES	Director, CEO and CFO	48,628	224,562
MCKOWN III GEORGE R.	SVP, General Counsel And Corporate Secretary	16,191	68,421
MURRAY CHRISTINE C.	EVP Human Resources and CHRO	15,688	78,025
CHERYL A BACHELDER	Director	7,708	30,833
ROBERT BASS	Director	7,708	30,833
HAMISH DODDS	Director	9,792	39,167
BRENDAN HOFFMAN	Director	7,708	30,833
ALLIE KLINE	Director	7,708	30,833
TERRY LONDON	Director	12,917	51,667
MICHAEL PEEL	Director	8,750	35,000
ANN SARDINI	Director	9,792	41,070
PAMELA CORRIE	Director	62,500	100,380
STEVEN PANAGOS	Director	62,500	100,000
		$346,370	$1,199,224

In re: Pier 1 Imports, Inc., et al.		MOR-4
	Case No. (Jointly Administered) Reporting Period:	20-30805 5/1/20 - 5/31/20

Schedule of Payments to Professionals

Payee	Role of Insider	Amount Paid	Cumulative Payments Since Filing
A&G REALTY PARTNERS LLC	DEBTORS' ADVISOR	—	—
ALVAREZ AND MARSAL CANADA INC	DEBTORS' ADVISOR	—	35,095
AP SERVICES LLC	DEBTORS' FINANCIAL ADVISOR	—	—
BROWN RUDNICK LLP	LENDERS' COUNSEL	312,716	589,615
CHOATE, HALL, & STEWART LLP	LENDERS' COUNSEL	187,851	364,638
EPIQ CORPORATE RESTRUCTURING LLC	DEBTORS' ADMINISTRATIVE ADVISOR	1,032,132	1,051,792
FTI CONSULTING INC	LENDERS' FINANCIAL ADVISOR	151,601	461,005
GORDON BROTHERS RETAIL PARTNERS, LLC	DEBTORS' ADVISOR	3,700,000	8,398,046
GUGGENHEIM SECURITIES LLC	DEBTORS' INVESTMENT BANKER	—	—
HUNTON ANDREWS KURTH LLP	LENDERS' COUNSEL	17,605	86,009
JOELE FRANK, WILKINSON BRIMMER KATCHER	DEBTORS' COMMUNICATIONS CONSULTANT	—	39,014
KIRKLAND & ELLIS LLP	DEBTORS' COUNSEL	1,877,661	1,877,661
KUTAK ROCK LLP	DEBTORS' COUNSEL	148,021	148,021
MORGAN, LEWIS & BOCKIUS LLP	LENDERS' COUNSEL	229,056	229,056
NORTON ROSE FULBRIGHT	LENDERS' COUNSEL	19,651	131,511
OSLER HOSKIN AND HARCOURT LLP	DEBTORS' COUNSEL	297,300	297,300
SEWARD AND KISSEL LLP	LENDERS' COUNSEL	46,860	129,999
WHITEFORD, TAYLOR & PRESTON, LLC	LENDERS' COUNSEL	16,185	44,896
STIKEMAN ELLIOTT LLP	TERM LOAN LENDER ADVISORS	48,127	48,127
COLE SCHOTZ PC	UNSECURED CREDITORS COMMITTEE ADVISO	310,800	310,800
FOLEY AND LARDNER LLP	UNSECURED CREDITORS COMMITTEE ADVISO	316,055	316,055
MALFITANO ADVISORS LLC	DEBTORS' ADVISOR	36,347	36,347
		8,747,968	14,594,989

In re: Pier 1 Imports, Inc., et al.		MOR-5
	Case No. (Jointly Administered) Reporting Period:	20-30805 5/1/20 - 5/31/20

Postpetition Status of Secured Notes, Leases Payable, and Adequate Protection Payments

Name of Creditor	Description	PAYMENTS Scheduled Monthly Payment Due	Amount Paid[2]	Total Unpaid Postpetition
Various Lessors	May Rent[1]	$11,374,311	$6,644,339	$13,975,883
Bank of America, N.A. - FILO Loan	Interest	56,875	56,875	—
Bank of America, N.A. - Revolving Credit Loan	Interest - Prime	—	—	—
Bank of America, N.A. - Revolving Credit Loan	Interest - Libor	83,841	83,841	—
Bank of America, N.A. - Revolving Credit Loan	Unused, Fronting & Standby Fees	—	—	—
Pathlight Capital Fund I LP - ABL Term Loan	Interest		—
Industrial Revenue Bond	Interest		—
		TOTAL:	$6,785,055	$13,975,883

Name of Creditor	Beginning Balance	DIP FINANCING Draws	Pay-Downs	Ending Balance
Bank of America, N.A. - Revolving Credit Loan	$58,173,782	$43,000,000	$(52,313,942)	$48,859,839
Bank of America, N.A. - FILO Loan	15,000,000	—	—	15,000,000
Pathlight Capital Fund I LP - ABL Term Loan	41,043,541	—	—	41,043,541
TOTAL:	$114,217,322	$43,000,000	$(52,313,942)	$104,903,380

Notes to MOR 5:

[1]

Pursuant to the Order Granting (I) Relief Related to the Interim Budget, (II) Temporarily Adjourning Certain Motions and Applications for Payments, and (III) Granting Related Relief, the Debtors have suspended certain postpetition payments, including rent.

[2]	Amounts Paid include prepaid June Scheduled Monthly Payments Due in the amount of $6,244,387.62, and $415,712.93 in non-recurring payments.

In re: Pier 1 Imports, Inc., et al.		MOR-6
	Case No. (Jointly Administered) Reporting Period:	20-30805 5/1/20 - 5/31/20

Accounts Receivable and Accounts Payable Aging

Accounts Receivable Aging
Accounts Receivable Days Aging	Amount
0-30
31-60
61-90
91+
Other Non-Trade Receivables
Accounts Receivable (Gross)
A/R Allowance for Bad Debts
Other Reserves
Accounts Receivable (Net)

	Accounts Payable Aging[1,2]
Accounts Payable Category	Current	1-30 Days	31-60 Days	61+ Days	Total
Trade Payables	10,710,327.35	3,840,054.61	657,248.87	3,284,160.04	18,491,790.87
Taxes Payables	232.00	749.92	—	80.14	1,062.06

Notes to MOR 6:

As described in the Notes to the Monthly Operating Report, in light of current circumstances, the Debtors have engaged in reasonable efforts to provide complete and accurate information on this report. To the extent the Debtors learn more information and determine that amending this report is appropriate, they will do so as soon as reasonably practicable.

[1]

Includes postpetition balances only. Aging is based on the Debtors' unfinalized books and records as of May 31, 2020 and represents open and outstanding invoices that have been entered into the Debtors' accounts payable system. The aging does not include accruals for invoices not yet received or approved and is aged based on due date.

[2]

Non-current balances due primarily to delayed receipt of invoices or increased processing time due to employees being furloughed and pursuant to the Order Granting (I) Relief Related to the Interim Budget, (II) Temporarily Adjourning Certain Motions and Applications for Payments, and (III) Granting Related Relief.

In re: Pier 1 Imports, Inc., et al.		MOR-7
	Case No. (Jointly Administered) Reporting Period:	20-30805 5/1/20 - 5/31/20

Status Postposition Taxes

Tax Category	Beginning Liability	Amount Withheld or Accrued	Amount Paid	Ending Liability
Sales Tax
Payroll Tax
Property Tax
State Income/Franchise Tax
Other Taxes
Total	$—	$—	$—	$—

Notes to MOR 7:

As described in the Notes to the Monthly Operating Report, in light of current circumstances, the Debtors have engaged in reasonable efforts to provide complete and accurate information on this report. To the extent the Debtors learn more information and determine that amending this report is appropriate, they will do so as soon as reasonably practicable.

At the time of this filing, the Debtors believe that they are current with all tax obligations owed to each of the Debtors' taxing authorities. Also, tax returns are being filed in an orderly and timely fashion in accordance with tax return reporting deadlines. The Debtors plan to amend this schedule as appropriate upon which time its employees have returned to work and are able to make the appropriate accounting entries to report this information.

In re: Pier 1 Imports, Inc., et al.		MOR-8
	Case No. (Jointly Administered) Reporting Period:	20-30805 5/1/20 - 5/31/20

Debtor Questionnaire

General Questions		Yes	No
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X1
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	X2
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X3
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	X4
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X5
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	X6
12.	ARE ANY WAGE PAYMENTS PAST DUE?

Insurance		Yes	No
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.	See following page

[1]

Pursuant to the Final Order (I) Authorizing the Debtors to Assume the Consulting Agreement, (II) Authorizing and Approving the Conduct of Store Closing Sales, with Such Sales to be Free and Clear of All Liens, Claims, and Encumbrances, (III) Authorizing Customary Bonuses to Employees of Closing Stores, and (IV) Granting Related Relief, the Debtors have   been selling fixtures and other items from locations that have been closed, or are scheduled to close.

[2]

Pursuant to the Final Order (I) Authorizing the Debtors to (A) Continue to Operate their Cash Management System, (B) Honor Certain Prepetition Obligations Related Thereto, (C) Maintain Existing Business Forms, and (D) Perform Intercompany Transactions, and (II) Granting Related Relief (Docket No. 344), the Debtors continue to enter into ordinary course intercompany transactions postpetition consistent with the Debtors' operation of their business in the prepetition period.

[3]	The Debtors made various payments on prepetition liabilities during the period pursuant to the interim and final first day orders.
[4]

Pursuant to the Final Order (I) Authorizing the Debtors to Obtain Postpetition Financing, (II) Authorizing the Debtors to Use Cash Collateral, (III) Granting Liens and Providing Superpriority Administrative Expense Status, (IV) Granting Adequate Protection to the Prepetition Secured Parties, (V) Modifying the Automatic Stay and (VI) Granting Related Relief (Docket No. 342), the Debtors have secured postpetition debtor-in-possession financing.

[5]

Pursuant to the Order Granting (I) Relief Related to the Interim Budget, (II) Temporarily Adjourning Certain Motions and Applications for Payments, and (III) Granting Related Relief, the Debtors have suspended certain postpetition payments.

[6]

Pursuant to the Final Order (I) Authorizing the Payment of Certain Prepetition and Postpetition Taxes and Fees and (II) Granting Related Relief (Docket No. 374), the Debtors continue to pay prepetition taxes and fees as they come due.

In re: Pier 1 Imports, Inc., et al.		MOR-8A
	Case No. (Jointly Administered) Reporting Period:	20-30805 5/1/20 - 5/31/20

Debtor Questionnaire - Insurance Supplement

Change (New, Lapsed, Modified, etc.)	Policy Type	Insurance Carrier	Policy Number	Policy Term	Approximate Annualized Premium
NA	Workers Compensation & Employers Liability	Safety National	LDS4043715	5/1/20 - 3/1/21	$ 1,278,329
NA	Workers Compensation & Employers Liability	Safety National	PS4043716	5/1/20 - 3/1/21
NA	Commercial General Liability	Safety National	GL 4043721	5/1/20 - 3/1/21
NA	Automobile Liability	Safety National	CA6675598	5/1/20 - 3/1/21
NA	Excess Liability	XL Insurance	US00052669Ll20A	5/1/20 - 3/1/21
NA	Excess Liability	Great American/Chubb	EXC3275131	5/1/20 - 3/1/21
NA	Excess Liability	American Guarantee	SFX993677400	5/1/20 - 3/1/21
NA	Excess Liability	Indemnity Insurance	G71496326002	5/1/20 - 3/1/21
NA	Umbrella Liability	AIG Commerce & Industry Insurance	51569653	5/1/20 - 3/1/21

In re: Pier 1 Imports, Inc., et al.

Appendix A - Statement of Operations (Consolidated)

Appendix B - Balance Sheet (Consolidated)

As described in the Notes to the Monthly Operating Report, in light of current circumstances, the Debtors are unable to provide a current Statement of Operations and Balance Sheet at this time. Please see the following pages for the month-ending March Statement of Operations and Balance Sheet

Pier 1 Imports, Inc.

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands except per share amounts) (unaudited)

	April 4, 2020	% of Sales
Net sales	$75,697	100.0%

Cost of sales	70,671	93.4%

Gross profit	5,026	6.6%

Selling, general and administrative expenses	35,031	46.3%
Depreciation	3,108	4.1%

Operating loss	(33,113)	(43.8%)

Nonoperating (income) and expenses:	(1,010)
Interest, investment income and other	811
Interest expense	3,472
Reorganization items	3,273	4.3%

Loss before income taxes	(36,386)	(48.1%)
Income tax provision	5	0.0%

Net loss	$(36,391)	(48.1%)

Loss per share:
Basic	$(8.70)
Diluted	$(8.70)

Average shares outstanding during period:
Basic	4,181
Diluted	4,181

Pier 1 Imports, Inc.

CONSOLIDATED BALANCE SHEET

(in thousands except share amounts) (unaudited)

April 4, 2020
ASSETS

Current assets:
Cash and cash equivalents, including temporary investments of $164	$5,590
Restricted cash	9,982
Accounts receivable, net	22,193
Inventories	213,333
Prepaid expenses and other current assets	25,946
Total current assets	277,044

Properties and equipment, net of accumulated depreciation of $445,916	78,694
Operating lease right-of-use assets	392,493
Other noncurrent assets	20,772
$769,003
LIABILITIES AND SHAREHOLDRES' DEFICIT
Current liabilities:
Accounts payable	$33,614
Gift cards and other deferred revenue	25,831
Borrowings under revolving line of credit	44,204
Accrued income taxes payable	1,021
Current portion of long-term debt	56,044
Current portion of operating lease liabilities	94,931
Other accrued liabilities	74,398
Total current liabilities	330,043

Long-term debt	23,496
Long-term operating lease liabilities	323,835
Other noncurrent liabilities	13,026
Total noncurrent liabilities	360,357

Liabilities subject to compromise	394,470

Shareholders' deficit:
Common stock, $0.001 par, 25,000,000 shares authorized, 6,262,000 issued	6
Paid-in capital	158,881
Retained earnings	126,321
Cumulative other comprehensive loss	(7,557)
Less -- 2,041,000 common shares in treasury, at cost	(593,518)
Total shareholders' deficit	(315,867)
$769,003